UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
(Address of principal executive offices) (Zip code)
Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092
(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 4/30/2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Annual Report to Stockholders

Investment Adviser C&O Funds Advisor, Inc. 6200 The Corners Parkway Suite 150	Market Opportunity Fund	Shareholder Accounts c/o Integrated Investment Services, Inc. P.O. Box 5354
Norcross, Georgia 30092 (800) 237-7073	Annual Report to Shareholders	Cincinnati, Ohio 45201-5354 (800) 467-7903

Dear Fellow Shareholder:	June 29, 2007
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) gained 10.54% in the 6-month period ended April 30, 2007. For the 12 months ended April 30, 2007, the Fund rose 15.31%. And, since commencement of active management on August 24, 1992 through April 30, 2007, the Fund has generated a 10.20% average annual return while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.
Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (2.82%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the annual review period on May 1, 2006 positioned 53.3% long, -40.3% short and 6.4% in cash and cash equivalents, resulting in a 13.0% net long exposure. Our largest long sector exposure was to select biomedical and biotechnology companies, and our largest short exposure was to the market itself through exchange-traded funds (ETFs), followed by mortgage-related finance companies and residential and commercial builders. For quite some time we have been watching the housing bubble inflate, and these companies stood to lose ground during the deflating process, particularly in the financing sector, which is vulnerable to rising credit losses.
We maintained our slightly net long position during early May (see the Equity Investment Position chart on page 7), then shifted to a net short positioning in mid-May as the markets started deteriorating due to inflation fears and global central bank tightening, which drained liquidity from the financial markets. The shorts did well in May. From the S&P 500’s high on May 5, 2006 through month-end, the short portfolio returned 4.80%, versus a -4.08% loss for the S&P 500. Our higher beta longs, however, which are more sensitive to market volatility, got hit harder than the general market during the earliest days of the market’s decline. The risk profile of the longs was reduced shortly after the initial setback by selling higher beta stocks. The Fund slipped -1.02% in May, compared to losses of -2.93% and -6.19% for the S&P and NASDAQ, respectively.
We exited May -9.5% net short, and in June adjusted the asset allocation to take advantage of the falling market. By mid-June the Fund was almost -32% net short. The Fund rose 1.82% during June, while the S&P 500 gained 0.15% and the NASDAQ fell -0.31%. At its June 28 meeting, the Fed announced another 0.25% interest rate hike, but also signaled a pause may be in order.

Anticipating a less hawkish Fed, we had already reverted back to a market neutral posture before the Fed’s announcement was released. We closed the quarter 99.2% invested and 1.2% net long.
The market started off on a positive note in July, coming on the heels of a late Q2-end rally. We held S&P 500 Depositary Receipts (SPY) and NASDAQ-100 Shares (QQQQ), both exchange-traded funds, which gave us broad exposure to the rising market. Builders and mortgage & related financial services companies topped the short sector exposure. The rally fizzled a few days into July, and we went back to a net-short tack. The Fund, propelled by the shorts, rose 2.08% in July, compared to a 0.66% gain for the S&P 500 and a loss of -3.71% for the NASDAQ.
The markets turned back up in mid-August after the Federal Reserve passed over an opportunity to raise the Fed Funds rate. In conjunction with falling energy prices, the market gained additional traction. We shifted from a net short to a net long position, and covered all the homebuilding shorts. We stuck with the subprime mortgage-centric lender shorts, shorted restaurants, and beefed-up our electric utility longs. We believed that, all things being equal, the positive forces affecting the market outweighed the negative forces exerted by the deflating housing bubble and high debt levels. The moves were advantageous, as the longs rose 2.57% and the shorts declined only -0.16%. The portfolio returned 1.22% in August, compared to a 2.30% rise for the S&P 500. We closed the month 98.5% invested and 6.2% net long. During September, continued declines in energy prices helped the market. We reined in more shorts while adding to long positions, including technology exposure due to improving fundamentals and seasonal strength. The longs did well in September, rising 3.69%, but the shorts took a beating, declining -8.44%. Fortunately, the shorts represented a small slice of the overall portfolio. The Fund dipped -0.69% for the month, compared to a 2.60% rise in the S&P 500.
The Fund entered October 94.1% invested and 31.2% net long. We also had a 9.5% position is U.S. Treasury Notes. Electric utilities represented the largest industry concentration on the long side (5.9%), and mortgage and related financial service companies continued to top the short exposure (-3.7%). During the month we added several companies to the long portfolio, including more technology names. The Fund rose 0.87% in October, trailing the S&P’s heady 3.33% gain.
For the balance of the fourth quarter we stayed relatively fully invested and in the neighborhood of 40% to 50% net long. We sold the Treasury Notes in November to make room for additional equity exposure, locking in a profit. On November 17, 2006, we added put options to the Market Opportunity Fund’s asset allocation mix, thanks to passage of a Shareholder vote deleting an investment restriction against using options. The Fund performed well in November, rising 2.47% (compared to a 1.79% gain for the S&P), and turned in another positive performance in December (up 1.93% vs. 1.41% for the S&P). The Market Opportunity Fund was firing on all cylinders during Q4 2006. Believing that the market would consolidate some gains before moving ahead, we lowered both the Fund’s net long exposure and total invested position towards year-end.
The Fund rang in the New Year 87.1% invested and 28.7% net long. Food companies represented the largest long industry concentration (4.7%), and mortgage insurance companies topped the short exposure (-3.9%), followed by mortgage and related financial service companies (-3.6%). For several years we’ve maintained a negative outlook on the finance sector that caters to subprime borrowers – those individuals and companies whose risk profiles indicate a higher-than-average likelihood of running into difficulty paying back borrowed monies. Our primary focus has been on subprime mortgage lenders who aggressively push adjustable rate mortgages and other hybrid mortgage products to borrowers enticed by the low cost of entry. An artificially low interest rate environment held down for too long a time period (“thank” Alan Greenspan, the former Chairman of the Federal Reserve), coupled with teaser rate products, poor regulatory supervision and credit rating agencies incentivized to unrealistically give high quality ratings on these mortgages, created artificial demand in the housing sector that in turn wildly boosted housing prices. It became a self-fulfilling prophecy — as newly-minted homeowners saw their home values rise, others jumped into the pool. Increased home values translated into equity that fueled further leveraged consumption via mortgage equity withdrawal. It was all too good to be true.

In January we added both short and put option exposure to the subprime sector. During the first quarter of 2007, the inherent flaws in the subprime business model came to light and the bubble popped. When the shoe dropped in February, subprime lenders started falling over like dominoes. Funding for the lenders began to dry up. Auditors and their subprime lender clients parted ways. Subprime became persona non grata. As the quarter progressed, we covered selected short positions, and added to others. We maintained positions where we saw further downside potential. We also shifted our short focus from the lenders (whose stocks had taken a beating) to the builders and construction material manufacturers. With the available lender population shrinking, and lending standards tightening, we figured the effect would be felt on the construction side.
The Fund dipped in January (down -1.02%), but came back strong in February (up 5.15% versus a loss of -2.06% for the S&P) and March (up 4.41% versus 1.26% for the S&P) thanks to the subprime debacle. During April, the subprime sector saw a bounce. Several companies, cash strapped and close to shutting their doors, received cash infusions from their investors, who were effectively doubling down on their bets. Other companies sold off their “good” loan portfolios to raise cash, keeping the poorer performing loans. For whatever reason, Wall Street saw promise in those moves, and bid share prices higher. A recent report (The Wall Street Journal, June 7, 2007) suggests there may have been another force at work – possible market manipulation. The report detailed accusations by a number of hedge funds against Bear Stearns Cos., a prominent Wall Street firm, for attempting to manipulate securities backed by subprime loans by purchasing shaky mortgages. Bear Stearns has two subprime hedge funds that suffered significant losses during the recent subprime meltdown, and at this point they are trying to bail one out and are in discussions about what to do with the other. During April the Fund lost -2.61%, while the S&P gained back 4.48%. The Market Opportunity Fund closed its fiscal year April 30, 2007 positioned 69.8% long-22.2% short, 3.4% in put options, 0.9% in call options and 3.7% in cash and cash equivalents for a total invested position of 96.3% and 47.6% net long (excluding options). The Fund’s industry concentrations are broken down on page 9 of this Annual Report.
Outlook
Since its February unraveling, the subprime sector has been subject to considerable volatility. Investing in the sector (particularly on the short side) isn’t for the faint of heart. Several analysts and industry pundits have stated that sector’s troubles can be traced to a few rogue companies – the bad apples in the bunch. Others, including Ed Hyman’s ISI Group, Inc., believe we’ve just seen the proverbial tip of the iceberg. We gravitate toward the latter camp, our thinking being that the challenges seen in the subprime sector will bleed over into other areas of the credit industry, and, we believe, the economy. We’ve already seen significant problems in the Alt-A (less-than-prime) mortgage categories. Banking regulators are now forcing many lenders to tighten the screws on mortgage availability to the subprime and Alt-A strata, and Congressional legislation is pending that will further limit credit to the marginal borrower. Among the “new” practices: adjustable rate borrowers would have to quality at the highest potential interest rate, incomes are being verified, and lenders have to “just say no” to no-documentation loans. Many major subprime lenders have said that 60% of the subprime loans they are making today won’t meet the strict lending guidelines proposed by bank regulators that are likely to take effect this summer. An industry contraction in the subprime sector combined with tightening lending standards would not bode well for homebuilders and home supply companies, putting them at risk. Consumer spending may also take a hit as consumers’ largest asset – their home – falls in value and is not as liquid (less mortgage equity to withdraw). At the same time, energy prices, in particular gasoline, are causing consumers to reallocate their resources, and think twice about discretionary expenditures. Adding insult to the already injured, a huge number of the subprime (and prime) adjustable rate mortgages taken out in recent years are due to reset soon, and interest rates have been rising in reaction to a re-acceleration in economic growth. As of the date of this letter, we’ve reduced exposure to the subprime sector (both shorts and put options), and we maintain a significant short exposure to homebuilders and building suppliers. We maintain long positions in companies with very exciting growth prospects that don’t necessarily fall into one category. The catalysts for the companies on the long side are many, including turnarounds and new products.

On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be overvalued fall.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2007
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/04/98	0.10	-3.62	3.72
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	2.82%	100.0%
Beta	-0.08	1.00
Standard Deviation	0.50	1.01
Sharpe Ratio	0.79	0.50
Semi-Variance (downside volatility)	0.12	0.48
Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 2007

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
2006		-2.74%	15.42%
2007		15.31%	15.27%
Six months ended 4/30/2007		10.54%	8.62%
Twelve months ended 4/30/2007		15.31%	15.27%
Since 8/24/92	[3]	316.78%	376.41%
Average Annual Returns Through April 30, 2007 1

One Year		15.31%	15.27%
Three Years		3.84%	12.26%
Five Years		1.77%	8.54%
Ten Years		6.41%	8.03%
Since 8/24/92	[3]	10.20%	11.21%
Net Asset Allocation

October 31, 2006	April 30, 2007

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 3.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment August 24, 1992 through April 30, 2007
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, dividend expenses on securities sold short, and other Fund expenses (“operating expenses”). All mutual funds have operating expenses. Operating expenses are deducted from a fund’s gross income, and directly reduce the investment return of the Fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2006 through April 30, 2007. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period *
	Value 11/1/2006	Value 4/30/2007	Ratio	11/1/2006-4/30/2007
Actual Fund Return	$1,000.00	$1,105.40	1.68%	$8.77
Hypothetical 5% Annual Return before expenses	$1,000.00	$1,016.91	1.68%	$8.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 181, and divided by 365 (to reflect the one-half year period).

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
PORTFOLIO HOLDINGS SECTOR DIVERSIFICATION — April 30, 2007 (unaudited)
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2007 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Cosmetics / Personal Care	4.77%		4.77%	4.77%
Food — Miscellaneous Preparation	4.13%		4.13%	4.13%
Utility — Electric Power	2.87%		2.87%	2.87%
Apparel — Clothing Manufacturing	2.27%		2.27%	2.27%
Electronics — Semiconductor Manufacturing	2.27%		2.27%	2.27%
Medical — Drug / Diversified	2.27%		2.27%	2.27%
Oil & Gas — Drilling	2.17%		2.17%	2.17%
Computer — Networking	2.08%		2.08%	2.08%
Electronics — Miscellaneous Products	2.08%		2.08%	2.08%
Computer Software — Desktop	2.00%		2.00%	2.00%
Media — Cable / Satellite TV	1.96%		1.96%	1.96%
Media — Diversified	1.94%		1.94%	1.94%
Leisure — Hotels & Motels	1.91%		1.91%	1.91%
Soap & Cleaning Preparations	1.91%		1.91%	1.91%
Tobacco	1.73%		1.73%	1.73%
Beverages — Soft Drinks	1.61%		1.61%	1.61%
Retail — Department Stores	1.52%		1.52%	1.52%
Diversified Operations	1.50%		1.50%	1.50%
Medical — Ethical Drugs	1.42%		1.42%	1.42%
Telecom — Wireless Services	1.35%		1.35%	1.35%
Energy — Other	1.32%		1.32%	1.32%
Electrical — Equipment	1.25%		1.25%	1.25%
Pollution Control — Services	1.19%		1.19%	1.19%
Internet — Network Solutions	1.13%		1.13%	1.13%
Internet — Software	1.11%		1.11%	1.11%
Machinery — Construction / Mining	1.10%		1.10%	1.10%
Telecom — Services	1.10%		1.10%	1.10%
Metal Ores — Gold / Silver	1.08%		1.08%	1.08%
Oil & Gas — Refining / Marketing	1.08%		1.08%	1.08%
Aerospace / Defense	1.07%		1.07%	1.07%
Aerospace / Defense Equipment	1.07%		1.07%	1.07%
Household — Housewares	1.05%		1.05%	1.05%
Commercial Services — Advertising	1.00%		1.00%	1.00%
Medical — Biomed / Biotech	1.00%		1.00%	1.00%
Singapore Stocks	1.00%		1.00%	1.00%
Retail / Wholesale — Building Products	0.97%		0.97%	0.97%
Retail — Leisure Products	0.93%		0.93%	0.93%
Electronics — Parts Distributors	0.89%		0.89%	0.89%
Computer Software — Educational / Entertainment	0.87%		0.87%	0.87%
Commercial Services — Market Research	1.54%	-1.11%	2.65%	0.43%
Retail — Consumer Electronics	0.32%		0.32%	0.32%
Medical / Dental — Services	1.11%	-0.92%	2.03%	0.19%
Banks — Northeast		-0.64%	0.64%	-0.64%
Finance — REIT		-0.70%	0.70%	-0.70%
Building — Construction Products / Miscellaneous	0.60%	-1.52%	2.12%	-0.92%
Leisure — Gaming / Equipment		-0.98%	0.98%	-0.98%
Banks — Super Regional		-1.03%	1.03%	-1.03%
Leisure — Products		-1.10%	1.10%	-1.10%
Finance — Savings & Loan		-1.42%	1.42%	-1.42%
Finance — Investment Management		-1.82%	1.82%	-1.82%
Retail — Restaurants	1.01%	-2.88%	3.89%	-1.87%
Building — Residential / Commercial	0.41%	-2.57%	2.98%	-2.16%
Retail — Clothing / Shoe		-2.32%	2.32%	-2.32%
Finance — Mortgage & Related Services	0.80%	-3.18%	3.98%	-2.38%

Subtotal Equities (long & short positions)	69.76%	-22.19%	91.95%	47.57%

Call Options	0.91%		0.91%
Put Options	3.39%		3.39%
Other Assets Less Liabilities	3.75%		3.75%

Total Portfolio Holdings	77.81%	-22.19%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
April 30, 2007		Shares	Value

COMMON STOCKS (LONG POSITIONS)	69.76%

Aerospace / Defense	1.07%
Boeing Co		15,500	$1,441,500

Aerospace / Defense Equipment	1.07%
Precision Castparts Corp		13,900	1,447,129

Apparel — Clothing Manufacturing	2.27%
Coach Inc *		31,900	1,557,677
Hanesbrands Inc *		57,100	1,518,289

			3,075,966

Beverages — Soft Drinks	1.61%
Coca Cola Co		41,700	2,176,323

Building — Construction Products / Misc	0.60%
Interface Inc Cl A		48,500	817,225

Building — Residential / Commercial	0.41%
Homex Development Corp *		9,600	557,184

Commercial Services — Advertising	1.00%
Lamar Advertising Co		22,500	1,357,650

Commercial Services — Market Research	1.54%
Arbitron Inc		42,300	2,084,544

Computer — Networking	2.08%
Cisco Systems Inc *		53,500	1,430,590
Foundry Networks Inc *		91,400	1,381,968

			2,812,558

Computer Software — Desktop	2.00%
Adobe Systems Inc *		65,200	2,709,712

Computer Software — Educational/Entertainment	0.87%
DivX Inc *		58,400	1,177,344
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Cosmetics / Personal Care	4.77%
Colgate Palmolive Co		17,700	$1,198,998
Kimberly-Clark Corp		37,500	2,668,875
Procter & Gamble		40,300	2,591,693

			6,459,566

Diversified Operations	1.50%
Berkshire Hathaway Cl B *		560	2,031,680

Electronics — Miscellaneous Products	2.08%
Corning Inc *		118,700	2,815,564

Electronics — Parts Distributors	0.89%
Wesco International Inc *		19,100	1,206,547

Electronics — Semiconductor Manufacturing	2.27%
Broadcom Corp Cl A *		11,000	358,050
PMC — Sierra Inc *		350,600	2,710,138

			3,068,188

Electrical — Equipment	1.25%
ABB Ltd		84,900	1,694,604

Energy — Other	1.32%
Covanta Holding Corp *		73,000	1,791,420

Finance — Mortgage & Related Services	0.80%
Federal Home Loan Mortgage Corp		16,800	1,088,304

Food — Miscellaneous Preparation	4.13%
Campbell Soup Co		54,300	2,123,130
Kraft Foods Inc Cl A		23,528	787,482
PepsiCo Inc		40,600	2,683,254

			5,593,866

Household — Housewares	1.05%
Newell Rubbermaid Inc		46,500	1,426,155
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Internet — Network Solutions	1.13%
Akamai Technologies Inc *		34,700	$1,529,576

Internet — Software	1.11%
Omniture Inc *		80,000	1,507,200

Leisure — Hotels & Motels	1.91%
Gaylord Entertainment Co *		47,200	2,586,560

Machinery — Construction / Mining	1.10%
Joy Global Inc		29,300	1,483,459

Media — Cable / Satellite TV	1.96%
Comcast Corp Cl A *		100,600	2,655,840

Media — Diversified	1.94%
Walt Disney Company		75,000	2,623,500

Medical — Biomed / Biotech	1.00%
PDL Biopharma Inc *		53,500	1,351,410

Medical — Drug / Diversified	2.27%
Abbott Laboratories		35,000	1,981,700
Johnson & Johnson		17,000	1,091,740

			3,073,440

Medical — Ethical Drugs	1.42%
Novartis Ag ADR		33,000	1,916,970

Medical / Dental — Services	1.11%
Healthextras Inc *		48,500	1,501,075

Metal Ores — Gold / Silver	1.08%
Yamana Gold Inc		104,500	1,459,865

Oil & Gas — Drilling	2.17%
Transocean Inc *		34,000	2,930,800
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Oil & Gas — Refining / Marketing	1.08%
Frontier Oil Corp		41,500	$1,466,195

Pollution Control — Services	1.19%
Calgon Carbon Corp *		130,000	1,028,300
Republic Services Inc		20,650	576,755

			1,605,055

Retail — Consumer Electronics	0.32%
Gamestop Corp Cl A *		12,900	427,893

Retail — Department Stores	1.52%
Saks Inc		98,000	2,052,120

Retail — Leisure Products	0.93%
Blockbuster Inc Cl A *		202,500	1,255,500

Retail — Restaurants	1.01%
Starbucks Corp *		44,000	1,364,880

Retail / Wholesale — Building Products	0.97%
Home Depot Inc		34,600	1,310,302

Singapore Stocks	1.00%
iShares MSCI Singapore Index		106,700	1,348,688

Soap & Cleaning Preparations	1.91%
Clorox Co		38,500	2,582,580

Telecom — Services	1.10%
Level 3 Communications *		267,200	1,485,632

Telecom — Wireless Services	1.35%
American Tower Corp Cl A *		48,200	1,831,600

Tobacco	1.73%
Altria Group Inc		34,000	2,343,280
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Utility — Electric Power	2.87%
AES Corp *		33,600	$738,864
Entergy Corp		14,100	1,595,274
FPL Group Inc		24,000	1,544,880

			3,879,018

Total Common Stocks (Held Long)	69.76%		$94,405,467

(Cost $90,628,969)

CALL OPTIONS	0.91%

Electronics — Miscellaneous Products	0.33%
Corning Inc, Call 11/17/07 - 25.00 *		2,266	$441,870

Internet — Network Solutions	0.05%
Akamai Technologies Inc, Call 6/16/07 - 50.00 *		906	72,480

Media — Cable / Satellite TV	0.23%
Comcast Corp, Call 1/19/08 - 25.00 *		450	162,000
Comcast Corp, Call 10/20/07 - 25.00 *		500	150,000

			312,000

Media — Diversified	0.30%
Walt Disney Company, Call 7/21/07 - 35.00 *		3,000	405,000

Total Call Options	0.91%		$1,231,350

(Cost $1,639,129)

PUT OPTIONS	3.39%

Banks — Midwest	0.22%
Corus Bankshares Inc, Put 9/22/07 - 20.00 *		678	$298,320

Building — Residential / Commercial	0.15%
Beazer Homes USA Inc, Put 11/17/07 - 30.00 *		830	199,200

Commercial Services — Market Research	0.13%
Moodys Corporation, Put 11/14/07 - 65.00 *		450	184,500
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Finance — Consumer / Commercial Loans	0.18%
Compucredit Corp, Put 10/20/07 - 35.00 *		775	$240,250

Finance — Mortgage & Related Services	1.04%
Accredited Home Lenders, Put 9/22/07 - 12.50 *		600	186,000
Fremont General Corp, Put 6/16/07 - 15.00 *		1,049	755,280
Fremont General Corp, Put 9/22/07 - 10.00 *		1,605	465,450

			1,406,730

Finance — REIT	0.31%
Novastar Financial Inc, Put 6/16/07 - 10.00 *		780	265,200
Novastar Financial Inc, Put 6/16/07 - 5.00 *		2,332	93,280
Thornburg Mortgage, Put 10/20/07 - 25.00 *		775	58,125

			416,605

Finance — Savings & Loan	0.33%
Indymac Bancorp Inc, Put 10/20/07 - 30.00 *		1,073	450,660

Financial Services — Miscellaneous	0.51%
First Marblehead, Put 9/22/07 - 45.00 *		725	688,750

Insurance — Property / Casualty / Title	0.17%
MGIC Investment, Put 9/22/07 - 60.00 *		660	224,400

Retail — Restaurants	0.35%
Buffalo Wild Wings Inc, Put 9/22/07 - 65.00 *		215	120,400
CBRL Group Inc, Put 9/22/07 - 45.00 *		1,503	353,205

			473,605

Total Put Options	3.39%		$4,583,020

(Cost $5,597,802)

Money Market Fund	25.01%
JP Morgan U.S. Treasury Plus
Money Market Fund			$33,854,496

Total Money Market Fund	25.01%		$33,854,496

Cost (33,854,496)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Total Investment in Securities	99.07%		$134,074,333

(Cost $131,720,396)

Other Assets Less Liabilities	0.93%		1,262,618

Total Net Assets	100.00%		$135,336,951

* Non-income producing security

COMMON STOCKS (SHORT POSITIONS)	(22.19)%

Banks — Northeast	(0.64)%
Commerce Bancorp Inc		(26,000)	$(869,440)

Banks — Super Regional	(1.03)%
National City Corp		(38,300)	(1,399,865)

Building — Construction Products / Misc	(1.52)%
Masco Corp		(25,100)	(682,971)
Mohawk Industries Inc *		(15,300)	(1,379,448)

			(2,062,419)

Building — Residential / Commercial	(2.57)%
Beazer Homes USA Inc		(22,200)	(741,036)
DR Horton Inc		(24,000)	(532,320)
KB Home		(12,600)	(555,786)
Lennar Corp Cl A		(12,800)	(546,688)
Ryland Group		(24,900)	(1,103,070)

			(3,478,900)

Commercial Services — Market Research	(1.11)%
Moodys Corporation		(22,800)	(1,507,536)

Finance — Investment Management	(1.82)%
Allied Capital Corp		(84,900)	(2,453,610)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2007		Shares	Value

Finance — Mortgage & Related Services	(3.18)%
Fremont General Corp		(360,500)	$(2,721,775)
Ocwen Financial Corp *		(110,300)	(1,572,878)

			(4,294,653)

Finance — REIT	(0.70)%
Impac Mortgage Holdings Inc		(170,500)	(946,275)

Finance — Savings & Loan	(1.42)%
Indymac Bancorp Inc		(63,500)	(1,920,240)

Leisure — Gaming / Equipment	(0.98)%
Boyd Gaming Corp		(29,200)	(1,328,600)

Leisure — Products	(1.10)%
Harley Davidson Inc		(23,500)	(1,488,020)

Medical / Dental — Services	(0.92)%
Healthways Inc *		(29,300)	(1,242,906)

Retail — Clothing / Shoe	(2.32)%
Chicos FAS Inc *		(55,700)	(1,468,252)
Urban Outfitters Inc *		(65,000)	(1,674,400)

			(3,142,652)

Retail — Restaurants	(2.88)%
CBRL Group Inc		(59,400)	(2,648,052)
PF Changs China Bistro *		(32,700)	(1,250,775)

			(3,898,827)

Total Securities Sold Short	(22.19)%		$(30,033,943)

(Proceeds $31,706,799)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

ASSETS
Investments, at value (cost $131,720,396)	$134,074,333
Deposits with brokers for securities sold short	34,339,160
Receivables:
Investment securities sold	2,289,454
Interest and dividends	208,585
Capital shares sold	34,976

Total Assets	170,946,508

LIABILITIES
Securities sold short, not yet purchased (proceeds $31,706,799)	$30,033,943
Payables
Investment securities purchased	5,324,345
Capital shares redeemed	92,006
Investment advisory fee	99,247
Dividends expense payable	27,656
Accrued expenses and other	32,360

Total Liabilities	35,609,557

Total Net Assets	$135,336,951

NET ASSETS
Undistributed net investment income	$1,068,427
Accumulated net realized loss on investments	(12,484,661)
Net unrealized appreciation of investments	4,026,793
Paid-in capital applicable to 7,244,173 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	142,726,392

$135,336,951

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$18.68

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$18.31

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the year ended April 30, 2007

INVESTMENT INCOME
Interest	$5,252,389
Dividends	804,576

Total investment income	6,056,965

EXPENSES
Investment advisory fees (Note 2)	1,221,716
Dividend expense on securities sold short	515,639
Interest expense	121,073
Accounting fees	83,875
Professional fees	129,811
Directors’ fees and expenses	72,108
Insurance expense	55,755
Transfer agent fees	42,451
Custodian fees	19,132
Blue sky servicing fees	24,088
Shareholder report printing	22,096
Administrative fees	4,583
Chief compliance officer expense	18,000
Other	22,388

Total expenses	2,352,715

Net investment income	3,704,250

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,870,089
Net realized gain on securities sold short	14,127,084
Change in unrealized appreciation on investments	(1,560,325)
Change in unrealized appreciation / (depreciation) on securities sold short	(1,521,115)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	15,915,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,619,983

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2007	April 30, 2006
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$3,704,250	$2,740,788
Net realized gain/(loss) from investments	18,997,173	(4,106,795)
Net change unrealized appreciation (depreciation) on investments	(3,081,440)	(3,872,414)

Net increase (decrease) in net assets resulting from operations	19,619,983	(5,238,421)

Distributions to shareholders
Net investment income	(3,896,574)	(1,956,082)

Net distributions to shareholders	(3,896,574)	(1,956,082)

Capital share transactions
Net proceeds from sale of shares	18,620,980	37,506,251
Reinvested distributions	3,394,369	1,806,635
Cost of shares redeemed	(55,546,161)	(86,294,150)
Redemption fee proceeds	17,143	46,767

Net decrease in net assets resulting from capital share transactions	(33,513,669)	(46,934,497)

DECREASE IN NET ASSETS	(17,790,260)	(54,129,000)

Net Assets
Beginning of year	153,127,211	207,256,211

End of year (including undistributed net investment income of $1,068,427 and $963,561, respectively)	$135,336,951	$153,127,211

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
For the year ended April 30, 2007

Increase (decrease) in cash -
Cash flows from operating activities:
Net increase in net assets from operations	$19,619,983
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(445,829,539)
Proceeds from disposition of investment securities	430,596,371
Sale of short term securities — net	38,700,241
Decrease in deposits with brokers for securities sold short	28,667,853
Decrease in interest and dividends receivable	153,918
Decrease in receivables for securities sold	13,233,475
Decrease in securities sold short	(19,089,766)
Decrease in payable for securities purchased	(12,551,517)
Increase in payable for dividend expense	16,341
Increase in accrued expenses	(8,094)
Amortization of discount	(119,433)
Unrealized appreciation on long investments	1,560,325
Unrealized appreciation on short investments	1,521,115
Net realized gains from long investments	(4,870,089)
Net realized gains from short sales	(14,127,084)

Net cash provided in operating activities	37,474,100

Cash flows from financing activities:
Proceeds from shares sold	18,603,634
Payment on shares redeemed	(55,575,529)
Cash distributions paid	(502,205)

Net cash used in financing activities	(37,474,100)

Net increase / (decrease) in cash	—

Cash:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,394,369.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Years Ended April 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.69	$17.35	$17.38	$18.02	$18.61

Income (loss) from investment operations
Net investment income (loss)	0.53	0.28	0.01	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	1.99	(0.76)	(0.04)	(0.54)	0.24

Total from investment operations	2.52	(0.48)	(0.03)	(0.64)	0.23

Less distributions
From net investment income	(0.53)	(0.19)	0.00	0.00	(0.04)
From net realized gain on investments	0.00	0.00	0.00	0.00	(0.78)

Total distributions	(0.53)	(0.19)	0.00	0.00	(0.82)

Redemption fee proceeds	0.00 *	0.01	0.00 *	0.00 *	0.00 *

Net asset value, end of year	$18.68	$16.69	$17.35	$17.38	$18.02

Total Return	15.31%	-2.74%	-0.17%	-3.55%	1.12%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$135,337	$153,127	$207,256	$235,949	$$297,893

Ratios to average net assets:

Management fees	0.87%	0.86%	0.83%	0.81%	0.80%

Administrative expenses	0.35%	0.22%	0.21%	0.16%	0.12%

Expenses before dividends on securities sold short	1.22%	1.08%	1.04%	0.97%	0.92%

Interest expense	0.09%	0.00%	0.00%	0.00%	0.00%

Expenses from dividends sold short	0.37%	0.97%	0.75%	0.47%	0.49%

Total expenses	1.68%	2.05%	1.79%	1.44%	1.41%

Net investment income (loss)	2.64%	1.52%	0.08%	-0.48%	-0.06%

Portfolio turnover	529%	459%	414%	611%	915%

*	Amount is less than $0.01.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2007
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation
Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.
Share Valuation
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.
Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2007
Income Taxes
The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.
In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.
At April 30, 2007, the Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $11,741,066, of which $7,693,943 expires in 2011 and $4,047,123 expires 2014. This amount will be available to offset like amounts of any future taxable gains through the respective expiration periods.
For the year ended April 30, 2007, the Fund made a distribution of $0.53 per share from ordinary income. No distribution was made from capital gains.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2007, the Fund increased undistributed net investment income by $297,190, and decreased paid-in capital by $297,190 due to certain permanent book and tax differences.
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2007

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the year ended April 30, 2007, the Fund incurred $1,221,716 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2007.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales
For the year ended April 30, 2007, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $404,316,211, and $395,526,556 respectively.
Short Sales and Segregated Cash
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2007
The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2007, the Fund had 22% of its total net assets in short positions.

For the year ended April 30, 2007, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $407,018,984 and $387,931,252, respectively.

4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2006, a distribution of $0.53 per share was declared. The dividend was paid on December 22, 2006, to shareholders of record on December 21, 2006.

The tax character of distributions paid for the years ending April 30, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,896,574	$1,956,082
As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$132,153,293
Cost of investments (short positions)	(31,396,101)

Total cost of investments	$100,757,192

Gross tax unrealized appreciation	$7,979,413
Gross tax unrealized depreciation	(4,696,215)

Net tax unrealized appreciation	3,283,198

Undistributed ordinary income	1,068,427

Total distributable earnings	1,068,427

Capital loss carryforward	(11,741,066)

Total accumulated earnings/(losses)	$(7,389,441)

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)

April 30, 2007
5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Year ended	Year ended
	April 30, 2007	April 30, 2006
Shares sold	1,054,310	2,200,935
Shares reinvested	194,743	106,775
Shares reacquired	(3,181,111)	(5,073,852)

Net increase (decrease) in shares outstanding	(1,932,058)	(2,766,142)

6.	RELATED PARTY TRANSACTIONS

As of April 30, 2007, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.50 % and 3.79%, respectively.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a “more-likely-than-not” threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund’s financial position or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
The Caldwell & Orkin Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc., as of April 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 25, 2007

CALDWELL & ORKIN MARKET OPPORTUNITY FUND ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2007 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (48) Chairman	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., and was formerly the President of IN ZONE Brands International, Inc.	One	None

David L. Eager (64) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

James L. Underwood (56)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (47) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly- owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (30) Secretary & Ass’t Treasurer	Since 2006	Mr. Bockel is an Analyst and Trader for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (49) Chief Compliance Officer & Treasurer	Since 2004 Since 2006	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

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CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Annual Report to Shareholders (unaudited)

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	JP Morgan Chase Bank, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
James L. Underwood

INDEPENDENT REGISTERED
INVESTMENT ADVISER	PUBLIC ACCOUNTING FIRM
C&O Funds Advisor, Inc.	Tait, Weller & Baker LLP
6200 The Corners Parkway, Suite 150	1818 Market Street, Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Paul, Hastings, Janofsky & Walker LLP
303 Broadway, Suite 1100	600 Peachtree Street, N.E.
Cincinnati, OH 45202	Suite 2400
Atlanta, GA 30308

TRANSFER, REDEMPTION &
DIVIDEND DISBURSING AGENT	INDEPENDENT DIRECTORS’ COUNSEL
Integrated Investment Services, Inc.	Arnall Golden Gregory LLP
303 Broadway, Suite 1100	171 17th Street, NW
Cincinnati, OH 45202	Suite 2100
Atlanta, GA 30363
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2007. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.caldwellorkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150
Norcross, GA 30092
E-mail: COFunds@CaldwellOrkin.com

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the registrant has adopted a Supplemental Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Supplemental Code of Ethics”).
(b) There have been no amendments, during the period covered by this report, to any provisions of the Supplemental Code of Ethics.
(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Supplemental Code of Ethics.
(d) Not Applicable.
(e) Not Applicable.
(f) A copy of the registrant’s Supplemental Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Supplemental Code of Ethics to any person, without charge upon written request to the registrant at its address at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2) Not applicable.
(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $21,300 for the fiscal year ended April 30, 2006 and $22,500 for the fiscal year ended April 30, 2007.
(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended April 30, 2006 and $0 in the fiscal year ended April 30, 2007.
(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 in the fiscal year ended April 30, 2006 and $2,500 in the fiscal year ended April 30, 2007.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,000 in the fiscal year ended April 30, 2006, and $1,000 in the fiscal year ended April 30, 2007, for cursory reviews of the October 31, 2005 and October 31, 2006 semi-annual reports.
(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.
(f) Not applicable
(g) $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2006, and $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2007 for cursory reviews of the October 31, 2005 and October 31, 2006 semi-annual reports.
(h) No such services were rendered during the fiscal year ended April 30, 2006 and the fiscal year ended April 30, 2007.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date: July 3, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date: July 3, 2007

By:	/s/ William C. Horne
William C. Horne, Treasurer

Date: July 3, 2007